EXHIBIT 99.1

NEWS RELEASE


EVEREST RE GROUP, LTD.
c/o ABG Financial & Management Services, Inc.
Parker House, Wildey Business Park, Wildey Road, St. Michael, Barbados

Contact:
James H. Foster
Senior Vice President, Investor Relations
Everest Global Services, Inc.
908.604.3169                                               For Immediate Release


                Everest Re Group Announces First Quarter Earnings


ST. MICHAEL, Barbados - April 21, 2003 -- Everest Re Group, Ltd. (NYSE: RE) reported first quarter 2003 after-tax operating income of $104.1 million, or $2.02 per diluted share, a 58% increase compared to $66.1 million, or $1.35 per diluted share in the first quarter of 2002. Operating income differs from net income only by the exclusion of realized gains and losses on investments. Net income was $94.4 million, or $1.83 per diluted share, a 55% increase compared to $61.1 million, or $1.24 per diluted share, in the first quarter of 2002.

Gross premiums written for the first quarter were $1.002 billion in 2003, a 68% increase compared to $596 million in 2002. The Company's GAAP combined ratio was 93.5% for this quarter compared to 99.3% in 2002. Net investment income for the first quarter was $93.4 million compared to $85.5 million in the first quarter of 2002. Cash flow from operations for the quarter was $327.7 million, an increase of 211% compared to $105.5 million in the first quarter of 2002.

Commenting on the Company's results, Chairman and Chief Executive Officer Joseph
V. Taranto said, "I am extremely pleased that, for the first time in each case, it took 9 digits to describe our quarterly earnings, 10 digits to describe our quarterly gross written premium and 11 digits to describe our total assets. We continue to receive excellent business opportunities; accordingly, we are increasing 2003 earnings guidance to $7.75 -- $8.25 per share and providing 2004 guidance of $9.50-- $10.50 per share, absent any unusual losses".

At March 31, 2003, the Company's shareholders' equity was $2.49 billion (a book value per share of $48.90), compared to shareholders' equity of $2.37 billion ($46.55 per share) at December 31, 2002.

The Company also announced that Mr. Taranto's employment agreement has been extended to March 31, 2006.

THIS PRESS RELEASE CONTAINS FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE U.S. FEDERAL SECURITIES LAWS. WE INTEND THESE FORWARD-LOOKING STATEMENTS TO BE COVERED BY THE SAFE HARBOR PROVISIONS FOR FORWARD-LOOKING STATEMENTS IN THE U.S. FEDERAL SECURITIES LAWS. IN PARTICULAR, OUR FORECASTS OF FUTURE EARNINGS ARE FORWARD LOOKING STATEMENTS. THESE STATEMENTS INVOLVE RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE CONTAINED IN FORWARD-LOOKING STATEMENTS MADE ON BEHALF OF THE COMPANY. THESE RISKS AND UNCERTAINTIES INCLUDE THE IMPACT OF GENERAL ECONOMIC CONDITIONS AND CONDITIONS AFFECTING THE INSURANCE AND REINSURANCE INDUSTRY, THE ADEQUACY OF OUR RESERVES, OUR ABILITY TO ASSESS UNDERWRITING RISK, TRENDS IN RATES FOR PROPERTY AND CASUALTY INSURANCE AND REINSURANCE, COMPETITION, INVESTMENT MARKET FLUCTUATIONS, TRENDS IN INSURED AND PAID LOSSES, CATASTROPHES, REGULATORY AND LEGAL UNCERTAINTIES AND OTHER FACTORS DESCRIBED IN OUR LATEST ANNUAL REPORT ON FORM 10-K. THE COMPANY UNDERTAKES NO OBLIGATION TO PUBLICLY UPDATE OR REVISE ANY FORWARD-LOOKING STATEMENTS, WHETHER AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.

Everest Re Group, Ltd. is a Bermuda holding company that operates through the following subsidiaries: Everest Reinsurance Company provides reinsurance to property and casualty insurers in both the US and international markets. Everest Reinsurance (Bermuda), Ltd. provides reinsurance to property and casualty and life insurers in both the Bermuda and international markets. Everest National Insurance Company and Everest Security Insurance Company provide property and casualty insurance to policyholders in the United States. Everest Indemnity Insurance Company offers excess and surplus lines insurance in the United States. Additional information on Everest Re Group companies can be found at the Group's web site at WWW.EVERESTRE.COM.

A conference call discussing the first quarter results will be held at 8:30 a.m. Eastern Standard Time on April 22, 2003. The call will be available on the Internet through the Group's web site or at WWW.STREETEVENTS.COM.

Anyone receiving this release by wire or through the Internet may visit the Group's web site to view supplemental financial information on the Group's results. The supplemental information is located at WWW.EVERESTRE.COM in the "Financials/Financial Reports" section. The supplemental financial information may also be obtained by contacting the Company directly.


                         -- Financial Details Follow - -

                             EVEREST RE GROUP, LTD.
         CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME
                (Dollars in thousands, except per share amounts)


                                                                         Three Months Ended
                                                                              March 31,
                                                                      --------------------------
                                                                        2003             2002
                                                                      ---------        ---------
                                                                             (unaudited)
REVENUES:
Premiums earned                                                       $ 744,870        $ 491,208
Net investment income                                                    93,377           85,540
Net realized capital (loss)                                             (13,235)          (3,855)
Net derivative (expense)                                                 (2,700)            (250)
Other (expense) income                                                   (1,147)           1,337
                                                                      ---------        ---------
Total revenues                                                          821,165          573,980
                                                                      ---------        ---------

CLAIMS AND EXPENSES:
Incurred loss and loss adjustment expenses                              513,471          352,506
Commission, brokerage, taxes and fees                                   162,805          121,009
Other underwriting expenses                                              19,864           14,125
Distributions related to trust preferred securities                       4,121                -
Interest expense on senior notes                                          9,731            9,728
Interest expense on credit facility                                         360              909
                                                                      ---------        ---------
Total claims and expenses                                               710,352          498,277
                                                                      ---------        ---------

INCOME  BEFORE TAXES                                                    110,813           75,703

Income tax expense                                                       16,446           14,642
                                                                      ---------        ---------

NET INCOME                                                            $  94,367        $  61,061
                                                                      =========        =========

Other comprehensive income (loss), net of tax                            29,988          (68,126)
                                                                      ---------        ---------

COMPREHENSIVE INCOME (LOSS)                                           $ 124,355        $  (7,065)
                                                                      =========        =========

PER SHARE DATA:
 Average shares outstanding (000's)                                      50,897           48,108
 Net income per common share - basic                                  $    1.85        $    1.27
                                                                      =========        =========

 Average diluted shares outstanding (000's)                              51,521           49,087

 Net income per common share - diluted                                $    1.83        $    1.24
                                                                      =========        =========

                             EVEREST RE GROUP, LTD.
                           CONSOLIDATED BALANCE SHEETS
               (Dollars in thousands, except par value per share)

                                                          March 31,         December 31,
                                                         -----------        -----------
                                                            2003                2002
                                                         -----------        -----------
                                                         (unaudited)
ASSETS:
Fixed maturities - available for sale, at market value
 (amortized cost: 2003, $6,727,217; 2002, $6,460,839)    $ 7,083,954        $ 6,779,858
Equity securities, at market value (cost: 2003,
 $56,779; 2002, $56,841)                                      45,382             47,473
Short-term investments                                       242,237            169,116
Other invested assets                                         57,779             53,856
Cash                                                         153,721            208,830
                                                         -----------        -----------
 Total investments and cash                                7,583,073          7,259,133


Accrued investment income                                    101,569             85,959
Premiums receivable                                          816,053            673,377
Reinsurance receivables                                    1,097,016          1,116,362
Funds held by reinsureds                                     134,595            121,308
Deferred acquisition costs                                   245,588            207,416
Prepaid reinsurance premiums                                  75,420             63,437
Deferred tax asset                                           143,409            139,176
Other assets                                                 173,605            198,435
                                                         -----------        -----------
TOTAL ASSETS                                             $10,370,328        $ 9,864,603
                                                         ===========        ===========

LIABILITIES:
Reserve for losses and adjustment expenses               $ 5,100,240        $ 4,905,582
Future policy benefit reserve                                224,716            227,925
Unearned premium reserve                                   1,092,548            872,340
Funds held under reinsurance treaties                        346,103            347,360
Losses in the course of payment                               64,282             45,511
Contingent commissions                                        (2,477)             1,932
Other net payable to reinsurers                               70,934             61,244
Current federal income taxes                                   9,607            (16,696)
8.5% Senior notes due 3/15/2005                              249,803            249,780
8.75% Senior notes due 3/15/2010                             199,179            199,158
Revolving credit agreement borrowings                         70,000             70,000
Accrued interest on debt and borrowings                        3,744             13,481
Other liabilities                                            242,321            308,340
                                                         -----------        -----------
 Total liabilities                                         7,671,000          7,285,957
                                                         -----------        -----------

COMPANY-OBLIGATED MANDATORILY REDEEMABLE
 PREFERRED SECURITIES OF SUBSIDIARY
 TRUSTS HOLDING SOLELY SUBORDINATED
DEBENTURES ("TRUST PREFERRED SECURITIES")                    210,000            210,000
                                                         -----------        -----------

SHAREHOLDERS' EQUITY:
Preferred shares, par value: $0.01; 50 million
 shares authorized; no shares issued and outstanding               -                  -

Common shares, par value: $0.01; 200 million
 shares authorized; 50.9 million shares issued
 in 2003 and 50.9 million shares issued in 2002                  514                513
Additional paid-in capital                                   619,407            618,521
Unearned compensation                                           (319)              (340)
Accumulated other comprehensive income, net of
 deferred income taxes of $85.5 million in 2003 and
 $74.4 million in 2002                                       251,530            221,542
Retained earnings                                          1,641,146          1,551,360
Treasury shares, at cost; 0.5 million shares in 2003
 and 0.5 million shares in 2002                              (22,950)           (22,950)
                                                         -----------        -----------
 Total shareholders' equity                                2,489,328          2,368,646
                                                         -----------        -----------

TOTAL LIABILITIES, TRUST PREFERRED SECURTIES
 AND SHAREHOLDERS' EQUITY                                $10,370,328        $ 9,864,603
                                                         ===========        ===========

                                                  EVEREST RE GROUP, LTD.
                                          CONSOLIDATED STATEMENTS OF CASH FLOWS
                                                  (Dollars in thousands)


                                                                        Three Months Ended
                                                                             March 31,
                                                                    ----------------------------
                                                                      2003               2002
                                                                    ---------          ---------
                                                                            (unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:                               $ 327,655          $ 105,501

CASH FLOWS FROM INVESTING ACTIVITIES :
Proceeds from investments sold                                        465,809            444,082
Proceeds from investments maturing or called                          196,985            147,594
Cost of investments acquired                                         (967,282)          (868,615)
Net (purchases) of short-term investments                             (72,283)          (137,219)
                                                                    ---------          ---------
Net cash (used in) investing activities                              (376,771)          (414,158)
                                                                    ---------          ---------

CASH FLOWS FROM FINANCING ACTIVITIES:
Common shares issued during the period                                    887            346,613
Dividends paid to shareholders                                         (4,581)            (4,102)
Borrowings on revolving credit agreement                                    -             20,000
Repayments on revolving credit agreement                                    -            (20,000)
                                                                    ---------          ---------
Net cash (used in) provided by financing activities                    (3,694)           342,511
                                                                    ---------          ---------
EFFECT OF EXCHANGE RATE CHANGES ON CASH                                (2,299)            (3,979)
                                                                    ---------          ---------
Net  (decrease) increase in cash                                      (55,109)            29,875

Cash, beginning of period                                             208,830             71,878
                                                                    ---------          ---------
Cash, end of period                                                 $ 153,721          $ 101,753
                                                                    ==========         =========